EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that the Quarterly Report on Form 10-QSB of Medizone International, Inc., for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission, fully complies with the requirements of
Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Medizone International, Inc.


Date:  June 14,  2005                 /s/ Edwin G. Marshall
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                                      Edwin G. Marshall
                                      Chief Executive Officer
                                      (Principal Executive Officer)